UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2019
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National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001‑37351	46‑5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado, 80111
(Address of principal executive offices)
(720) 630‑2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment and Resignation of Officers
On May 23, 2019, National Storage Affiliates Trust (the "Company") announced that its board of trustees promoted Tamara D. Fischer, 63, the Company's current president, chief financial officer, treasurer and secretary, to the position of chief executive officer, and Brandon S. Togashi, 36, the Company's current senior vice president and chief accounting officer, to the additional positions of executive vice president, chief financial officer and treasurer (the "Appointments"), in each case effective January 1, 2020. In connection with the Appointments, also effective January 1, 2020, Arlen D. Nordhagen, the Company's current chairman of the board of directors and chief executive officer, will resign from his position as chief executive officer and be elevated to the position of executive chairman and Ms. Fischer will resign from her positions as chief financial officer, treasurer and secretary.
The biographical and other information for Ms. Fischer and Mr. Togashi has been previously reported and is incorporated by reference herein from the heading "Information Regarding our Named Executive Officers" in the Company's definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 5, 2019.
There are no arrangements or understandings with any person pursuant to which Ms. Fischer was named chief executive officer or Mr. Togashi was named chief financial officer. Neither Ms. Fischer nor Mr. Togashi have any family relationships with any trustee, executive officer or person nominated or chosen by the Company to become a trustee or executive officer of the Company. Neither Ms. Fischer nor Mr. Togashi are a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2019

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Financial Officer